UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

Oracle Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting of

ORACLE CORPORATION

To Be Held On November 18, 2015 at 10:00 a.m., Pacific Time
in the Oracle Corporation Conference Center,
350 Oracle Parkway, Redwood City, California

COMPANY NUMBER	
ACCOUNT NUMBER	
CONTROL NUMBER	

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before 11/06/2015.

Please visit http://www.astproxyportal.com/ast/17983 where the following materials are available for view:

- Proxy Statement
- Form of Proxy Card
- Annual Report on Form 10-K

TO REQUEST MATERIAL:

TELEPHONE: 888-Proxy-NA (888-776-9962) or 718-921-8562 (for international callers)
E-MAIL: info@amstock.com
WEBSITE: http://www.amstock.com/proxyservices/requestmaterials.asp

TO VOTE:

ONLINE: To access your online proxy card, please visit **http://www.astproxyportal.com/ast/17983** and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time on November 17, 2015.

IN PERSON: You may vote your shares in person by attending the Annual Meeting.

TELEPHONE: To vote by telephone, please visit **http://www.astproxyportal.com/ast/17983** to view the materials and to obtain the toll free number to call.

MAIL: You may request a card by following the instructions above.

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1. Election of Board of Directors:

NOMINEES:

Jeffrey S. Berg
H. Raymond Bingham
Michael J. Boskin
Safra A. Catz
Bruce R. Chizen
George H. Conrades
Lawrence J. Ellison
Hector Garcia-Molina
Jeffrey O. Henley
Mark V. Hurd
Leon E. Panetta
Naomi O. Seligman

2. Re-approval of the Oracle Corporation Executive Bonus Plan.
3. Advisory Vote to Approve Executive Compensation.
4. Ratification of the Selection of Ernst & Young LLP as Independent Registered Public Accounting Firm for Fiscal Year 2016.
5. Stockholder Proposal Regarding Renewable Energy Targets.
6. Stockholder Proposal Regarding Proxy Access.
7. Stockholder Proposal Regarding Quantifiable Performance Metrics.
8. Stockholder Proposal Regarding Amendment of the Governance Guidelines.
9. Stockholder Proposal Regarding Vote Tabulation.
10. Stockholder Proposal Regarding Lobbying Report.

The Board of Directors recommends a vote FOR all the nominees listed in Proposal 1, FOR Proposals 2, 3, and 4, and AGAINST Proposals 5, 6, 7, 8, 9 and 10.

Please note that you cannot use this notice to vote by mail.